Principal Funds, Inc.

Supplement dated March 17, 2017
to the Statutory Prospectus dated March 1, 2017

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

PRICING OF FUND SHARES
Under the Pricing of Fund Shares section, add the following at the end of the second paragraph:
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.

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